Exhibit 99.1

Exhibit 99.1
Equity LifeStyle Properties

Our Story
One of the nation’s largest real estate networks with 404 properties containing 149,450 sites in 32 states and British Columbia
Unique business model
Own the land
Low maintenance costs/customer turnover costs
Lease developed sites
High-quality real estate locations
More than 90 properties with lake, river or ocean frontage
More than 100 properties within 10 miles of coastal United States
Property locations are strongly correlated with population migration
Property locations in retirement and vacation destinations
Stable, predictable financial performance and fundamentals
Balance sheet flexibility
In business for more than 40 years

Property Locations
4 3 2
WA ME ND
MN
4 MT 3 OR VT
WI NY
WY 4 MI NH ID 4 CA SD 2 2 3 MA
NV 3 RI
7 NE IA 5 PA 6 6 6 IN OH
UT CO IL 6 NJ
9 2 2
16 WV DE
4 7 KS
AZ MO KY VA
11 NM NC 4 TN
6 26 OK AR
6 SC
MS
TX AL GA LA
FL 9
6
18 12 39
16 9 14
10 12

Steady,Predictable Revenue Streams
Property/Site composition(1)
205 manufactured/resort
home communities
73,000 sites
188 RV resorts
74,000 sites
Annuals 27,300
Seasonal 11,600
Transient 11,000
Membership sites 24,100
Property Operating Revenue Buckets(2)
Transient 5.8%
Seasonal 4.1%
Annual
Right to Use 6.7%
Annual RV
15.4%
Annual MH
68.0%
Note:
(1) Property and site counts exclude Marina JV investment properties.
(2) Property operating revenue buckets reflect estimated 2017 property operating revenues, derivable from                our guidance included in Exhibit 99.1 to the Form 8-K filed with the SEC on July 18, 2017 (“ELS Reports All Annual Revenue = 90.1%                Second Quarter Results”).

Our Lifestyle Options
Customers own the units they place on our sites
Manufactured homes
Resort cottages (park models)
Recreational vehicles
We offer a lifestyle and a variety of product options to meet our customers’ needs
We seek to create long-term relationships with our customers
RV Site
Manufactured Home
RV Resort Cottage

Favorable Customer Demographics
The population of people age 55 and older is expected to grow 24% from 2017 to 2032
Roughly 10,000 Baby Boomers will turn 65 every day through 2030
U.S. Population Over Age 55 (in millions)
120 100 80 60 40 20
0
2017 2022 2027 2032
55-59                60-64                 65-69                70-74                75+
Note:
Sources: US Census 2014, Acxiom 2014, Pew Research Center 2010. 5
New Residents
MH Average age: 59 years RV Average age: 55 years

Track Record
Item IPO Year—1993 2017
Properties 41 404 Sites 12,312 149,450 States 16 32 Net Income Per Share $0.35 $2.19 FFO Per Share (1) $0.47 $3.57 Normalized FFO Per Share (1) $0.47 $3.57 Common Stock Price (2) $6.44 $89.15 Enterprise Value (3) $296 million $10.5 billion Dividend Paid Cumulative (4) - $21.95 Cumulative Total Return (5) - 3,860% S&P 500 Total Return (5) - 810%
Note:
(1) See pages 11 and 12 for the reconciliation and definition of FFO and Normalized FFO. The 1993 amount was    determined from amounts presented in the 1996 Form 10-K. The 2017 amounts are the midpoint of an estimate range. See our guidance included in Exhibit 99.1 to the Form 8-K filed with the SEC on July 18, 2017.
(2) The 1993 stock price is adjusted for stock splits; the 2017 price is the closing price as of August 31, 2017. (3) The 2017 enterprise value is as of August 31, 2017. See page 9.
(4) Source: SNL Financial. Includes dividends paid from IPO date of February 25,1993 through August 31, 2017 and adjusted for stock splits.
(5) Source: SNL Financial from IPO through August 31, 2017 (calculation assumes common dividend reinvestment).
6
10-Year Total Return Performance
Equity
Lifestyle
Proper1es,
Inc.
- --
10
Years
Total
Return
(%)
400
350
300
250
200
150
100
50
0
- --50
- --100
8/31/07
8/31/08
8/31/09
8/31/10
8/31/11
8/31/12
8/31/13
8/31/14
8/31/15
8/31/16
8/31/17
ELS
(+365%)
S&P
500
(+108%)
SNL
US
REIT
Equity
(+98%)
Total Return Performance Since IPO
Equity
Lifestyle
Proper1es,
Inc.
Total
Return
(%)
Since
IPO
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
- --500
2/25/93
2/25/95
2/25/97
2/25/99
2/25/01
2/25/03
2/25/05
2/25/07
2/25/09
2/25/11
2/25/13
2/25/15
2/25/17
ELS
(+3,860%)
S&P
500
(+810%)
SNL
US
REIT
Equity
(+1,125%)
Notes:
Source: SNL Financial
(1) Total return calculation assumes dividend reinvestment.
(2) SNL US REIT Equity; Includes all publicly traded (NYSE, NYSE Amex, NASDAQ,
OTC BB, Pink Sheets) Equity REITs in SNL’s coverage universe.
(3) Stock price date from IPO as of August 31, 2017.

Consistent
Same Store
NOI Growth and
Outperformance
ELS has maintained
positive same store
NOI growth in all
quarters since
at least Q3 1998. 3Q 98
1Q 99
3Q 99
1Q 00
3Q 00
1Q 01
3Q 01
1Q 02
3Q 02
1Q 03
3Q 03
1Q 04
3Q 04
1Q 05
3Q 05
1Q 06
3Q 06
1Q 07
3Q 07
1Q 08
3Q 08
1Q 09
3Q 09
1Q 10
3Q 10
1Q 11
3Q 11
1Q 12
3Q 12
1Q 13
3Q 13
1Q 14
3Q 14
1Q 15
3Q 15
1Q 16
3Q 16
1Q 17
2Q 17
3.2%
4.0%
3.1% ELS Average Apartments Average Industry Average REIT INDUSTRY Apartments ELS
Note:
(1) Source for Same Store NOI data: Citi Investment Research, August 2017. Earliest quarter collected by Citi is third quarter of 1998. “REIT Industry” includes an index of REITs across a variety of asset classes, including regional malls, shopping centers, multifamily, student housing, manufactured homes, self storage, office, industrial, mixed office and specialty.

Dividend
Dividend
per
Share
$    2.50
2017—$1.95/share(1)
15% increase    $2.00
$0.88 g $1.95
9% FFO growth
$    1.50
Historical growth
$    1.00
5 year CAGR (2)
ELS 18%    $0.50
REIT Average 7%(3)
$    0.00
2012
2013
2014
2015
2016
2017
Tax treatment of dividend(4)
ELS    REIT average
89% Ordinary Income    68% Ordinary Income
11% Return of Capital    11% Capital Gains
21%    Return of Capital
Note:
(1) On November 8, 2016, our Board approved setting the annual dividend rate for 2017 at $1.95 per common share. (2) Compound average growth rate through 2016.
(3) Source: SNL Financial; Includes all publicly traded U.S. Equity REITs in SNL’s coverage universe that declared regular dividends during the period January 1, 2011 through December 31, 2016. (4) Tax treatment of dividend in 2016.

Capital Structure
As of August 31, 2017 (in millions)
Total enterprise value is $10.5 billion
Debt to enterprise value is 19.6%
$400 million available line of credit
OPU’s $520.2, 4.9%
Term Loan $200.0, 1.9%
Preferred $136.1, 1.3% (1)
Common(2)
Mortgage $7,796.3
Debt 74.2%
$1,857.8
17.7%
Outstanding Debt (in thousands)
Loan Maturity as of June 30, 2017
$350,000 $300,000 $250,000 $200,000 $150,000 $100,000 $50,000
$0                ‘21    ‘22     ‘23    ‘25    ‘28    ‘31    ‘34    ‘36                 ‘38    ‘39    ‘40 ‘41 ‘17    ‘18    ‘19    ‘20
Year Fully Amortizing Secured Unsecured
Note:
(1)                See Notice Exhibit of redemption 99.1 to the has Form been 8-K sent filed with with a the September SEC on August 25, 2017 24, redemption 2017. date. 9 (2) Stock price as of August 31, 2017.

Performance Update
199 Manufactured Home Communities(1)
Core(2) occupancy of 94% as of 08/31/2017
Core occupancy has grown 31 consecutive
quarters through 06/30/2017
Core community base rental income growth
for the two months ended 08/31/2017 is 5.0%(3)
187 RV Resorts(1)
Core resort base rental income growth for
the two months ended 08/31/2017 is 6.0%(3)
Core rental income growth rate from annuals
for the two months ended 08/31/2017 is 5.6%(3)
Investment Activity
$30 Million Investment for a 49% Interest
in Loggerhead Marina Portfolio
11 Marinas
Over 2,300 slips
Prime Coastal Florida Locations
All located within 15 miles of existing
ELS assets
Suntex Marina Investors, LLC
Owns/operates 44 marinas with over
16,000 slips
Note:
(1) Excludes joint venture properties.
(2) Core Portfolio is defined as properties acquired prior to December 31, 2015.
The Core Portfolio may change from time-to-time depending on acquisitions, dispositions and significant transactions or unique situations. (3) Compared to the two months ended August 31, 2016. 10

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995:

The forward-looking statements contained in this presentation are subject to certain economic risks and uncertainties described under the heading "Risk Factors" in our 2016 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2017. See Form 8-K filed July 18, 2017 for the full text of our forward-looking statements. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. All projections are based on 2017 budgets, reforecasts and pro forma expectations on recent investments.

Non-GAAP Financial Measures

Net Income to FFO and Normalized FFO Reconciliation (in millions)

	2012	2013	2014	2015	2016	2017 (1)
Net income available for common stockholders	**$54.8**	**$106.9**	**$118.7**	**$130.1**	**$164.0**	**$191.2**
Income allocated to common OP units	5.1	9.7	10.5	11.1	13.9	12.8
Right-to-use contract revenue and commissions deferred, net	3.5	3.3	2.9	2.7	2.9	3.4
Depreciation on real estate assets and other	100.0	102.7	101.2	104.0	108.0	112.0
Depreciation on rental homes	6.1	6.5	10.9	10.7	10.7	10.6
Depreciation on discontinued operations	-	1.5	-	-	-	-
Amortization of in-place leases	45.1	1.9	4.0	2.4	3.4	2.1
Gain on real estate	(4.6)	(41.5)	(1.5)	-	-	-
FFO available for common stock and OP unit holders	**210.0**	**191.0**	**246.7**	**261.0**	**302.9**	**332.1**
Change in fair value of contingent consideration asset	(0.5)	1.4	(0.1)	-	-	-
Transaction costs	0.2	2.0	1.6	1.1	1.2	0.3
Loss from early extinguishment of debt	0.5	37.9	5.1	16.9	-	-
Litigation settlement, net	-	-	-	-	2.4	-
Normalized FFO available for common stock and OP unit holders	**$210.2**	**$232.3**	**$253.3**	**$279.0**	**$306.5**	**$332.4**

Note:

(1) The 2017 amounts are the midpoint of an estimate range. See our guidance included in Exhibit 99.1 to the Form 8-K filed with the SEC on July 18, 2017.

11

els

Non-GAAP Financial Measures
This the paragraphs document contains below. We certain believe non-GAAP investors measures should review used these by management non-GAAP that measures, we believe along are with helpful GAAP in understanding net income and our cash business, flow from as further operating discussed activities, in and investing operating activities measures and financing and other activities, terms when may differ evaluating from an the equity definitions REIT’s and operating methodologies performance. used Our by other definitions REITs and and, calculations accordingly, of these may not non-GAAP be comparable. financial These cash available non-GAAP to pay financial distributions and operating and should measures not be do considered not represent as an cash alternative generated to net from income, operating determined activities in in accordance accordance with with GAAP, GAAP, as nor an do indication they represent of our available financial performance, to fund our cash or to needs, cash flow including from our operating ability to activities, make cash determined distributions. in accordance with GAAP, as a measure of our liquidity, nor is it indicative of funds FUNDS from sales FROM of properties, OPERATIONS plus real (FFO) estate . We related define depreciation FFO as net and income, amortization, computed impairments, in accordance if any, with and GAAP, after adjustments excluding gains for unconsolidated and actual or estimated partnerships losses and joint with ventures. our interpretation Adjustments of standards for unconsolidated established partnerships by the National and Association joint ventures of are Real calculated Estate Investment to reflect FFO Trusts on (“NAREIT”), the same basis. which We may compute not be comparable FFO in accordance to FFO reported we do. We by receive other REITs up-front that non-refundable do not define the payments term in accordance from the entry with of the right-to-use current NAREIT contracts. definition In accordance or that interpret with GAAP, the current the upfront NAREIT non-refundable definition differently payments than of and non-refundable related commissions right-to-use are deferred payments, and we amortized believe that over it the is appropriate estimated customer to adjust for life. the Although impact the of the NAREIT deferral definition activity of in FFO our calculation does not address of FFO. the treatment NORMALIZED expense items: a) FUNDS the financial FROM impact OPERATIONS of contingent (NORMALIZED consideration; FFO) b) .gains We define and losses Normalized from early FFO debt as FFO extinguishment, excluding the following including non-operating prepayment penalties income and and defeasance Normalized FFO costs; presented c) property herein acquisition is not necessarily and other transaction comparable costs to Normalized related to FFO mergers presented and acquisitions; by other real and estate d) other companies miscellaneous due to non-comparable the fact that not all items. real estate companies use the same methodology for computing this amount. the We effect believe of that depreciation, FFO and Normalized amortization, FFO impairments, are helpful to if any, investors and actual as supplemental or estimated measures gains or losses of the performance from sales of of real an estate, equity all REIT. of which We believe are based that by on excluding historical among costs and other which equity may REITs. be of We limited further relevance believe in that evaluating Normalized current FFO performance, provides useful FFO information can facilitate to comparisons investors, analysts of operating and our performance management between because periods it allows and having them to to compare account our for differences operating performance not related to to our the operations. operating performance For example, of we other believe real that estate excluding companies the early and extinguishment between periods of debt, on a consistent property acquisition basis without and other operating transaction performance costs in related future to periods mergers because and acquisitions these costs from do Normalized not affect the FFO future allows operations investors, of analysts the properties. and our In management some cases, to we assess provide the information sustainability about of identified non-cash components of FFO and Normalized FFO because it allows investors, analysts and our management to assess the impact of those items.

Equity LifeStyle Properties
Two North Riverside Plaza, Chicago, Illinois 60606 800.247.5279 | EquityLifeStyleProperties.com
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